UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2026

DYNAMIC AEROSPACE SYSTEMS CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	86-2265420
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

3753 Plaza Dr, Ann Arbor, MI 48108	48108
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including area code: 734-773-3776

_________________________________________________

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 1.01. Entry into a Material Definitive Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

On June 18, 2026, Dynamic Aerospace Systems Corporation, a Nevada corporation (the “Company”), closed the initial tranche of a private placement offering (the “Offering”) under a Securities Purchase Agreement (the “SPA”).

In connection with the Offering, the Company plans to sell up to $750,000 worth of shares of the Company’s Common Stock (the “Shares”) and warrants (the “Warrants”) to purchase one and a half additional shares of the Company’s common stock (the “Warrant Shares”) for each one Share purchased. The purchase price for each tranche under the Offering will be determined between the Company and the various investors.

Pursuant to the initial closing under to the SPA on June 18, 2026, the Company sold 357,143 shares of the Company’s Common Stock, and warrants to purchase up to 535,715 shares to The Aeon Group, Inc. (collectively, the “Initial Tranche”). The purchase price paid was $75,000.

The Warrants have an exercise price of $0.30, and have a term of two years.  The Warrants may be exercised on a cashless basis if at any time beginning on the date which is six months after the date on which the Company’s Common Stock begins trading on a national exchange, the Company fails to maintain an effective registration statement covering the resale of the Warrant Shares by the Purchaser.

The issuance of the Shares and Warrants in the Initial Tranche described above was completed in accordance with the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended. The Company anticipates that all future trances in the Offering similarly will be completed in accordance with the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended.

The Company’s reliance upon Section 4(a)(2) of the Securities Act in issuing the securities in the Initial Tranche was based upon the following factors: (a) the issuance of the securities was an isolated private transaction by the Company which did not involve a public offering; (b) there was only one Purchaser; (c) the negotiations for the issuance of the securities took place directly between the Purchaser and the Company; and (d) the Purchaser of the securities made several representations of sophistication, experience, and ability to bear the risks of the investment.

Item 9.01. Financial Statements and Exhibits

Exhibit No.	Description

10.1	Form of Securities Purchase Agreement
10.2	Form of Warrant
104	Cover Page Interactive Data File (embedded within Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DYNAMIC AEROSPACE SYSTEMS CORPORATION

By:	/s/ Kent Wilson
Name:	Kent Wilson
Title:	CEO / Chairman of Board
Date:	June 25, 2026

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